SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 15, 2001
                                 --------------


                                FUTURELINK CORP.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                    0-24833                  95-4763404
----------------------------      -------------           -------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
of incorporation)                  File Number)           Identification No.)


2 South Pointe Drive,
Lake Forest, CA                                           92630
----------------------------                              ----------
(Address of principal
executive offices)                                        (Zip Code)


Registrant's telephone number, including area code (949) 672-3000
                                                  -----------------


                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a) Resignation of Independent Accounting Firm

     1. Ernst & Young LLP resigned as the Company's independent auditors on August 15, 2001, the day after the Company sought protection from creditors under the U.S. Bankruptcy Code.

     2. The report of Ernst & Young LLP on the Company's consolidated financial statements for the year ended December 31, 2000, was modified to include a going concern uncertainty.

     3.  From  January  1,  1999,   through  March  21,  2001,   there  were  no
     disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in connection with their reports.

     4. From January 1, 1999, through March 31, 2001, Ernst & Young LLP has expressed no disagreement or difference of opinion regarding any of the kinds of events defined as "reportable events" in Item 304(a)(1)(v) of Regulation S-K.

     5. In connection with the audits by Ernst & Young LLP of the Company's consolidated financial statements for each of the two years in the period ended December 31, 2000, Ernst & Young issued material weakness letters dated March 31, 2001 and March 14, 2000.

     6. The Company has requested that Ernst & Young LLP furnish the Company with a letter addressed to the Commission stating whether Ernst & Young LLP agrees with the above statements. A copy of that letter, dated August 21, 2001, is filed as Exhibit 99.1 to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. Not Applicable.

(b) Pro Forma Financial Information. Not Applicable.

(c) Exhibits

     99.1 Letter dated August 21, 2001, from Ernst & Young LLP to the Securities and Exchange Commission.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FUTURELINK CORP.



Dated: August 22, 2001                 By: /s/ Howard E. Taylor
                                           ------------------------
                                           Howard E. Taylor
                                           Chief Executive Officer and President

EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------

99.1 Letter Dated August 21, 2001, from Ernst & Young LLP to the Securities and Exchange Commission.

Exhibit 99.1





August 21, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read Item 4 of Form 8-K dated August 21, 2001 of FutureLink Corp. and are in agreement with the statements contained in Item 4(a) paragraph 1, except as to the statement regarding the timing of the Company's filing for bankruptcy for which we have no basis to agree or disagree, and paragraphs 2 - 6 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

Regarding the statement concerning the material weaknesses in internal control, we considered such matters in determining the nature, timing and extent of procedures performed in our audits of the registrant's 2000 and 1999 consolidated financial statements.



                                                          EY

Orange County, California
August 21, 2001